U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549



                                   FORM 8-K



                               CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  December 21, 1999




                        BALTIC INTERNATIONAL USA, INC.
            (Exact name of registrant as specified in its charter)




            TEXAS                    1-12908               76-0336843
  (State or other jurisdiction     (Commission          (I.R.S. Employer
      of incorporation)            File Number)         Identification No.)




             5151 San Felipe, Suite 1661, Houston, Texas  77056
        (Address of principal executive offices, including zip code)




Registrant's telephone number, including area code:  (713) 961-9299

Item 5   Other Events

         On December 28, 1999, the Registrant issued a press release announcing it signed of a Letter of Intent to execute a Share Purchase Agreement for the purchase of Advanced Reclamation Company, L.L.C. ("ARC") from the Nicol Family Partnership. Under the agreement, Baltic will purchase all of the shares of ARC for cash of $400,000, a total of 500,000 Baltic common shares, a note payable to seller of an additional $400,000 and an earnout agreement. The parties expect to close the transaction in January 2000. The press release is attached hereto as Exhibit 99.1.

Item 7   Financial Statements and Exhibits

         (c)   Exhibits

               99.1  News Release dated December 28, 1999

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BALTIC INTERNATIONAL USA, INC.



                                           By:  /s/ David A. Grossman
                                              --------------------------------
                                              DAVID A. GROSSMAN, President and
                                                Chief Financial Officer

Dated:  December 28, 1999

                                   EXHIBITS


Exhibit
  No.

99.1   News Release dated December 28, 1999